LITIGATION AND OTHER LEGAL PROCEEDINGS	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
LITIGATION AND OTHER LEGAL PROCEEDINGS
LITIGATION AND OTHER LEGAL PROCEEDINGS

Legal Proceedings

The Company and its subsidiaries are involved in various legal actions in the normal course of business, in which claims for compensatory and punitive damages are asserted, some for substantial amounts.  We recognize an estimated loss from these loss contingencies when we believe it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Some of the pending matters have been filed as purported class actions and some actions have been filed in certain jurisdictions that permit punitive damage awards that are disproportionate to the actual damages incurred.  The amounts sought in certain of these actions are often large or indeterminate and the ultimate outcome of certain actions is difficult to predict.  In the event of an adverse outcome in one or more of these matters, there is a possibility that the ultimate liability may be in excess of the liabilities we have established and could have a material adverse effect on our business, financial condition, results of operations and cash flows.  In addition, the resolution of pending or future litigation may involve modifications to the terms of outstanding insurance policies or could impact the timing and amount of rate increases, which could adversely affect the future profitability of the related insurance policies.  Based upon information presently available, and in light of legal, factual and other defenses available to the Company and its subsidiaries, the Company does not believe that it is probable that the ultimate liability from either pending or threatened legal actions, after consideration of existing loss provisions, will have a material adverse effect on the Company's consolidated financial condition, operating results or cash flows. However, given the inherent difficulty in predicting the outcome of legal proceedings, there exists the possibility that such legal actions could have a material adverse effect on the Company's consolidated financial condition, operating results or cash flows.

In addition to the inherent difficulty of predicting litigation outcomes, particularly those that will be decided by a jury, some matters purport to seek substantial or an unspecified amount of damages for unsubstantiated conduct spanning several years based on complex legal theories and damages models. The alleged damages typically are indeterminate or not factually supported in the complaint, and, in any event, the Company's experience indicates that monetary demands for damages often bear little relation to the ultimate loss. In some cases, plaintiffs are seeking to certify classes in the litigation and class certification either has been denied or is pending and we have filed oppositions to class certification or sought to decertify a prior class certification. In addition, for many of these cases: (i) there is uncertainty as to the outcome of pending appeals or motions; (ii) there are significant factual issues to be resolved; and/or (iii) there are novel legal issues presented. Accordingly, the Company cannot reasonably estimate the possible loss or range of loss in excess of amounts accrued, if any, or predict the timing of the eventual resolution of these matters.  The Company reviews these matters on an ongoing basis.  When assessing reasonably possible and probable outcomes, the Company bases its assessment on the expected ultimate outcome following all appeals.

Regulatory Examinations and Fines

Insurance companies face significant risks related to regulatory investigations and actions.  Regulatory investigations generally result from matters related to sales or underwriting practices, payment of contingent or other sales commissions, claim payments and procedures, product design, product disclosure, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, procedures related to canceling policies, changing the way cost of insurance charges are calculated for certain life insurance products or recommending unsuitable products to customers.  We are, in the ordinary course of our business, subject to various examinations, inquiries and information requests from state, federal and other authorities.  The ultimate outcome of these regulatory actions (including the costs of complying with information requests and policy reviews) cannot be predicted with certainty.  In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of liabilities we have established and we could suffer significant reputational harm as a result of these matters, which could also have a material adverse effect on our business, financial condition, results of operations or cash flows.

In August 2011, we were notified of an examination to be done on behalf of a number of states for the purpose of determining compliance with unclaimed property laws by the Company and its subsidiaries.  Such examination has included inquiries related to the use of data available on the U.S. Social Security Administration's Death Master File to identify instances where benefits under life insurance policies, annuities and retained asset accounts are payable. We are continuing to provide information to the examiners in response to their requests. A total of 38 states and the District of Columbia are currently participating in this examination.

Guaranty Fund Assessments

The balance sheet at December 31, 2014, included: (i) accruals of $23.7 million, representing our estimate of all known assessments that will be levied against the Company's insurance subsidiaries by various state guaranty associations based on premiums written through December 31, 2014; and (ii) receivables of $23.6 million that we estimate will be recovered through a reduction in future premium taxes as a result of such assessments. At December 31, 2013, such guaranty fund assessment accruals were $24.0 million and such receivables were $24.9 million. These estimates are subject to change when the associations determine more precisely the losses that have occurred and how such losses will be allocated among the insurance companies. We recognized expense for such assessments of $1.1 million, $2.7 million and $4.3 million in 2014, 2013 and 2012, respectively.

Guarantees

In accordance with the terms of the employment agreements of two of the Company's former chief executive officers, certain wholly-owned subsidiaries of the Company are the guarantors of the former executives' nonqualified supplemental retirement benefits. The liability for such benefits was $27.2 million and $25.9 million at December 31, 2014 and 2013, respectively, and is included in the caption "Other liabilities" in the consolidated balance sheet.

Leases and Certain Other Long-Term Commitments

The Company rents office space, equipment and computer software under noncancellable operating lease agreements. In addition, the Company has entered into certain sponsorship agreements which require future payments. Total expense pursuant to these lease and sponsorship agreements was $50.4 million, $44.3 million and $47.5 million in 2014, 2013 and 2012, respectively. Future required minimum payments as of December 31, 2014, were as follows (dollars in millions):

2015	$47.3
2016	34.8
2017	21.2
2018	17.6
2019	6.9
Thereafter	11.1
Total	$138.9